
Associated
Bank

Investor Presentation

Acquisition of the Wisconsin Branch Network of The Huntington National Bank

December 11, 2018

Associated Bank

ASB
LISTED
NYSE

FORWARD LOOKING STATEMENTS

This document contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain and required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the transaction; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "seek," "plan," "will," "would," "target," "outlook," "estimate," "forecast," "project" and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Associated does not assume any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Associated anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A "Risk Factors" in Associated's Annual Report on Form 10-K for the year ended December 31, 2017, those disclosed in Associated's other periodic reports filed with the Securities and Exchange Commission (the "SEC"), as well as the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters. While the list of factors presented here is considered representative, no such lists should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For any forward-looking statements made in this press release or in any other documents, Associated claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

PURCHASE & ASSUMPTION TRANSACTION SUMMARY

Purchaser: Associated Bank, N.A.

Seller: The Huntington National Bank

Assets Purchased:
- 32 Branches and ~$134mm of WI related loans

Deposits Assumed: ~$850MM

Consideration: 100% Cash

Transaction Value: ~$34MM[1]
- ~4% net blended premium on deposits acquired[1]

Required Approvals: OCC
- Filing and approval anticipated in Q1 2019

Expected Closing:
- Simultaneous conversion and closing anticipated in Q2 2019



Existing ASB Branches
Acquired Branches

1 - Estimated net premium, based on an estimated deposit mix and ~$850mm of deposits to be assumed at close

STRATEGIC AND FINANCIAL RATIONALE

Low-risk Transaction

- *Delivers a smaller, in-market, core funding driven, depository acquisition*
  - Similar customer, product, and revenue mix to Associated existing book
  - All customers are depositors in a WI branch and/or borrowers based in WI
  - ~$134MM of Consumer, Small Business, and Commercial loans
  - ~$850MM in granular branch deposits with less than a 1% costs of funds
  - Does not alter our capital priorities and opportunities

Enhances ASB Franchise Value

- *Deepens and enhances our presence across Wisconsin*
  - Expected to add over 60,000 deposit accounts and 33,000 households
  - Expanding network into 13 new communities
  - Fills in network gaps in WI and boosts our network in larger communities
  - Further improves branch density and scale across the state
  - Grows Wisconsin-based deposit balances by approximately 5%

Financially Attractive

- *Accretive to efficiency metrics and EPS Outlook*
  - Approximately 45% cost savings expected upon conversion
  - Excess deposits expected to replace higher-cost network funding
  - Modest deposit and loan premium with a majority of owned facilities
  - Minimal expected TBV dilution (~1.5%); premium earnback ~ 4 yrs
  - Neutral to 2019 EPS given acquisition and conversion costs
  - Expected 2%+ EPS accretion in 2020; high teens IRR